Exhibit 99.4
AVERY DENNISON OFFICE PRODUCTS COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT
          This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 23, 2009 and entered into by and among AVERY DENNISON OFFICE PRODUCTS COMPANY, a Nevada corporation (the “Borrower”), AVERY DENNISON CORPORATION, a Delaware corporation (“Holdings”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders” and individually, each a “Lender”) and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and is made with reference to that certain Credit Agreement dated as of February 8, 2008, by and among the Borrower, Holdings, the Lenders and the Administrative Agent, as amended by the First Amendment to Credit Agreement dated as of June 27, 2008 (as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
PRELIMINARY STATEMENTS:
          The Borrower, Holdings and the Lenders desire to amend the Credit Agreement to (i) adjust the pricing structure, (ii) adjust the financial covenants, (iii) add an amortization schedule and (iv) make certain other amendments as set forth below;
          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
ARTICLE I: AMENDMENTS TO THE CREDIT AGREEMENT
1.1 Amendments to Section 1: Definitions
          A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:
     ““Second Amendment Effective Date” means January 23, 2009.”
     ““Restructuring Charges” means, as described in the amendment request by Holdings, dated January 2009, delivered to Lenders by the Administrative Agent on January 9, 2009, cash and non-cash restructuring charges of Holdings and its Consolidated Subsidiaries for the fiscal quarter ending December 27, 2008 through the fiscal year ending January 2, 2010 in an aggregate amount not to exceed $155,000,000.”
          B. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Applicable Rate”, “Consolidated Earnings Before Interest and Taxes” and “Consolidated EBITDA” therefrom in their entirety and substituting the following therefor:

     ““Applicable Rate” means in respect of the Loans, from time to time from and after the Closing Date but prior to the Second Amendment Effective Date, the following percentages per annum, based upon the Debt Rating set forth below:

Applicable Rate
			Applicable
		Applicable	Margin for
Pricing	Debt Ratings	Margin for	Base Rate
Level	S&P/Moody’s	LIBOR Loans	Loans
1	A+/A1 or better	0.300%	0.000%
2	A/A2	0.350%	0.000%
3	A-/A3	0.450%	0.000%
4	BBB+/Baa1	0.550%	0.000%
5	BBB/Baa2 or lower	0.850%	0.000%
; provided that the Applicable Rate on and after the Second Amendment Effective Date shall be the following percentages per annum, based upon the Debt Rating set forth below:

Applicable Rate
			Applicable
		Applicable	Margin for
Pricing	Debt Ratings	Margin for	Base Rate
Level	S&P/Moody’s	LIBOR Loans	Loans
1	A-/A3	2.000%	1.000%
2	BBB+/Baa1	2.250%	1.250%
3	BBB/Baa2	2.500%	1.500%
4	BBB-/Baa3	3.000%	2.000%
5	BB+/Ba1	3.500%	2.500%
6	BB/Ba2	4.000%	3.000%
“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s (collectively, the “Debt Ratings”) of Holdings’ non-credit-enhanced, senior unsecured long-term debt; provided that (a) if the respective Debt Ratings issued by the foregoing rating agencies differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 (if before the Second Amendment Effective Date) or 6 (if on or after the Second Amendment Effective Date) being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if Holdings has only one Debt Rating, the Pricing Level that is one level lower than that of such Debt Rating shall apply; and (d) if Holdings does not have any Debt Rating, Pricing Level 5 (if before the Second Amendment Effective Date) or 6 (if on or after the Second Amendment Effective Date) shall apply.

     Initially, the Applicable Rate shall be based upon the Debt Rating in effect as of the Closing Date. Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.”
     ““Consolidated Earnings Before Interest and Taxes” means, as of any date of determination, the earnings of Holdings and the Consolidated Subsidiaries for the twelve month fiscal period most recently ended on or prior to such date before deducting interest expense and taxes on or measured by income charged against earnings for such period plus, without duplication, to the extent deducted in the determination of such earnings, Restructuring Charges and non-cash expenses of Holdings and the Consolidated Subsidiaries which do not represent usage of cash in such period or any future period.”
     ““Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication, to the extent deducted in the determination of such Consolidated Net Income, (a) Consolidated Interest for such period, (b) the provision for income taxes for such period, (c) depreciation and amortization expense for such period, (d) Restructuring Charges and (e) non-cash expenses of Holdings and the Consolidated Subsidiaries reducing such Consolidated Net Income, which do not represent usage of cash in such period or any future period.”
1.2 Amendment to Section 2: The Commitments and Loans
          A. Section 2.03 is hereby amended by deleting it in its entirety and substituting the following therefor:
     “2.03 Optional Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 9:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment of the outstanding Loans pursuant to this Section 2.03 shall be paid to the Lenders in accordance with their respective

Applicable Percentages to reduce the scheduled installments of principal of the Loans set forth in Section 2.05 in inverse chronological order.”
          B. Section 2.05 is hereby amended by deleting it in its entirety and substituting the following therefor:
     “2.05 Repayment of Loans. The Borrower shall repay to the Lenders the aggregate principal amount of all outstanding Loans as follows:

Date	Scheduled Repayment
April 3, 2009	$15,000,000
July 3, 2009	$15,000,000
October 2, 2009	$15,000,000
December 31, 2009	$15,000,000
April 2, 2010	$15,000,000
July 2, 2010	$15,000,000
October 1, 2010	$15,000,000
December 31, 2010	$15,000,000
Maturity Date	$280,000,000
Total:	$400,000,000
; provided that the scheduled installments of principal of the Loans set forth above shall be reduced in connection with any voluntary prepayments of the Loans in accordance with Section 2.03; and provided, further that the Loans and all other amounts owed hereunder with respect to the Loans shall be paid in full no later than the Maturity Date, and the final installment payable by Borrower on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement.”
1.3 Amendments to Section 7: Negative Covenants
          A. Section 7.02 of the Credit Agreement is hereby amended by deleting the reference to “10%” contained therein and substituting “5%” therefor.
          B. Section 7.07 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     “7.07 Financial Covenants.
     (a) Not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the correlative ratio indicated:

Period	Maximum Leverage Ratio
Second Amendment Effective Date — April 4, 2009	4.00:1.00
April 5, 2009 — October 3, 2009	4.25:1.00
October 4, 2009 — January 2, 2010	4.00:1.00
January 3, 2010 — April 3, 2010	3.75:1.00
April 4, 2010 and thereafter	3.50:1.00
     (b) Not permit the ratio of Consolidated Earnings Before Interest and Taxes to Consolidated Interest at any time during any of the periods set forth below to be less than the correlative ratio indicated:

Minimum Ratio of
Consolidated Earnings Before
Interest and Taxes to
Period	Consolidated Interest
Second Amendment Effective Date — April 4, 2009	2.50:1.00
April 5, 2009 — July 4, 2009	2.25:1.00
July 5, 2009 — October 3, 2009	2.10:1.00
October 4, 2009 — January 2, 2010	2.25:1.00
January 3, 2010 — April 3, 2010	2.60:1.00
April 4, 2010 — July 3, 2010	3.00:1.00
July 4, 2010 — October 2, 2010	3.25:1.00
October 3, 2010 and thereafter	3.50:1.00”

1.4 Amendment to Exhibit C to Credit Agreement. Exhibit C to the Credit Agreement is hereby amended by deleting it in its entirety and substituting Exhibit C attached hereto therefor.
ARTICLE II: CONDITIONS TO EFFECTIVENESS
          Article I of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):
          A. On or before the Second Amendment Effective Date, the Administrative Agent’s receipt of executed counterparts of this Amendment from Borrower, Holdings and Majority Lenders sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower, which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, properly executed by a Designated Officer of the signing Loan Party (in the case of Borrower and Holdings) and in form and substance satisfactory to the Administrative Agent and each of the Lenders.
          B. All fees and expenses payable to the Administrative Agent and Lenders pursuant to the Credit Agreement, this Amendment or otherwise agreed to by the Borrower and the Administrative Agent that are due and payable on or prior to the Second Amendment Effective Date have been paid in full. The Borrower shall have paid to the Administrative Agent for distribution to each Lender executing this Amendment by no later than 5:00 p.m. New York time on January 23, 2009 an amendment fee equal to 0.25% of the outstanding principal amount of Loans held by such Lender.
ARTICLE III : REPRESENTATIONS AND WARRANTIES
          In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:
          A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to conduct its business, to own and lease its properties and to execute and deliver this Amendment and to perform all of its obligations under the Credit Agreement as amended by this Amendment (the “Amended Agreement”).
          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party.
          C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not (i) require any consent or approval not heretofore obtained of any stockholder, security holder or creditor; (ii) violate or conflict with any provision of such Loan Party’s charter, certificate, articles of incorporation or bylaws, or amendments thereof; (iii) result in or require the creation or imposition of any Lien or Rights of Others upon or with respect to any property now owned or leased or hereafter acquired by such Loan Party; (iv) violate any provision of any Laws (including without limitation Regulation U of the FRB), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such Loan Party; or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement, lease, or instrument to which such Loan Party is a party or by which such Loan Party or any of its property, is bound or affected; and such Loan Party is not in default under any Laws, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease, or instrument described in clause (v) of this section (C) in any respect that would have a Material Adverse Effect.
          D. Governmental Consents. No authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Authority is or will be required to authorize or permit under applicable Laws the execution and delivery by any Loan Party of this Amendment and the performance by any Loan Party of the Amended Agreement.
          E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement constitute the legal, valid, and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors’ rights generally or by equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.
          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
          G. Absence of Default. No Default or Event of Default exists or will result from the consummation of the transactions contemplated by this Amendment.
ARTICLE IV : ACKNOWLEDGEMENT AND CONSENT
          Holdings hereby acknowledges and agrees that the Guaranty by which it is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
ARTICLE V: MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
          (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
          B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 11.04 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.
          C. Headings. Article and section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
          D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.
          E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Article I hereof, the effectiveness of which is governed by Article II hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, Holdings and Majority Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AVERY DENNISON OFFICE PRODUCTS COMPANY, as the Borrower
By:
Name:
Title:

AVERY DENNISON CORPORATION, as Holdings, as guarantor
By:
Name:
Title:

By:
Name:
Title:

BANK OF AMERICA, N.A., as the Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

________________________, as a Lender
By:
Name:
Title:

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                                         ,
To: Bank of America, N.A., as Administrative Agent
          Reference is made to that certain Credit Agreement, dated as of February 8, 2008 among AVERY DENNISON OFFICE PRODUCTS COMPANY, a Nevada corporation, AVERY DENNISON CORPORATION, a Delaware corporation (“Holdings”), the Lenders from time to time party thereto, and BANK OF AMERICA, N.A., as Administrative Agent, as amended by the First Amendment to Credit Agreement Dated as of June 27, 2008 and the Second Amendment to Credit Agreement dated as of January 23, 2009 (as so amended and as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined).
          I,                                                             , hereby certify that I am a Designated Officer of Holdings holding the office set forth below my signature and that:
     1. Based on the duly certified financial statements delivered concurrently with this Certificate, as of the date thereof:

A. LEVERAGE RATIO (Section 7.07(a))
1. Consolidated Debt:	$

2. Consolidated EBITDA
a. Consolidated Net Income:	$

b. Consolidated Interest:	$

c. Provision for income taxes:	$

d. Depreciation and amortization expense:	$

e. Restructuring Charges:	$

f. Non-cash expenses reducing Consolidated Net Income which do not represent usage of cash in such period or any future period:	$

g.Total (Lines A.2.a + b + c + d + e + f):	$

4. Leverage Ratio (Line A.1 ÷ Line A.2.g.):	to 1

Maximum permitted Leverage Ratio:

Period	Maximum Leverage Ratio
Second Amendment Effective Date — April 4, 2009	4.00:1.00
April 5, 2009 — October 3, 2009	4.25:1.00
October 4, 2009 — January 2, 2010	4.00:1.00
January 3, 2010 — April 3, 2010	3.75:1.00
April 4, 2010 and thereafter	3.50:1.00

B. RATIO OF CONSOLIDATED EARNINGS BEFORE INTEREST AND TAXES TO CONSOLIDATED INTEREST (Section 7.07(b))
1. Consolidated Earnings Before Interest and Taxes:	$

2. Consolidated Interest:	$

3. Ratio of Consolidated Earnings Before Interest and
Taxes to Consolidated Interest (Line B1 ÷ Line B2):	to 1

Required minimum ratio:.

Minimum Ratio of Consolidated
Earnings Before Interest and
Taxes to Consolidated
Period	Interest
Second Amendment Effective Date — April 4, 2009	2.50:1.00
April 5, 2009 — July 4, 2009	2.25:1.00
July 5, 2009 — October 3, 2009	2.10:1.00
October 4, 2009 — January 2, 2010	2.25:1.00
January 3, 2010 — April 3, 2010	2.60:1.00
April 4, 2010 — July 3, 2010	3.00:1.00
July 4, 2010 — October 2, 2010	3.25:1.00
October 3, 2010 and thereafter	3.50:1.00”
     2. The following constitutes a further explanation of the manner in which the foregoing data relate to the attached financial statements to the extent not readily apparent:

     3. I have reviewed the activities of Holdings and its Subsidiaries during the fiscal period covered by the attached financial statements to the extent necessary to permit me to deliver this Certificate.
     4. [Except with respect to the Defaults and Events of Default specified and explained as to their nature and status below,] Holdings and its Subsidiaries have performed and observed each covenant and condition of the Loan Documents applicable to them during the fiscal period covered by the attached financial statements, and there exists no Default or Event of Default:

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     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                         ,                     .

AVERY DENNISON CORPORATION
By
Name
Title

C-4